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JARDINE FLEMING
INDIA FUND, INC.


CONTENTS
--------------------------------------------

                                        Page

Objective                                1
------------------------------------------

Management                               1
------------------------------------------

Market Information                       1
------------------------------------------

Highlights                               3
------------------------------------------

Investment Review                        4
------------------------------------------

Major Holdings                           8
------------------------------------------

Investment Portfolio                    10
------------------------------------------

Statement of Assets and Liabilities     13
------------------------------------------

Statement of Operations                 14
------------------------------------------

Statement of Changes in Net Assets      15
------------------------------------------

Financial Highlights                    16
------------------------------------------

Notes to Financial Statements           17
------------------------------------------

Report of Independent Accountants       24
------------------------------------------

Supplemental Information (Unaudited)    25
------------------------------------------

Dividend Reinvestment Plan              26
------------------------------------------

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


OBJECTIVE
--------------------------------------------------------------------------------

Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.

The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.


MANAGEMENT
--------------------------------------------------------------------------------
JF International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. Mr. Edward Pulling is the portfolio manager of the Fund. Mr. Pulling has worked in the Asia Pacific region for more than thirteen years as of November 2002.

With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and J.P. Morgan & Co. Incorporated in January 2001, JFIM became part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMFAM were US$513 billion as of November 30, 2002.


MARKET INFORMATION
--------------------------------------------------------------------------------
JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
--------------------------------------------------------------------------------

o The Wall Street Journal (daily)

o The Asian Wall Street Journal (daily)

o Reuters (page JFIC)

o Bloomberg (code JFI US)

o The New York Times (daily)

o Barron's (each Saturday)



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JARDINE FLEMING
INDIA FUND, INC.


MARKET INFORMATION (CONCLUDED)
--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US DOLLARS
IN:
--------------------------------------------------------------------------------

o The Wall Street Journal (under "Closed-End Funds" each Monday)

o The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)

o Reuters (page JFIC)

o Bloomberg (code JFI US)

o South China Morning Post in Hong Kong (first Thursday of every month)

o The New York Times (each Sunday)

o Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained by calling 212-882-5977.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.








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JARDINE FLEMING
INDIA FUND, INC.


HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      AT                      AT
                                              NOVEMBER 30, 2002       NOVEMBER 30, 2001
                                            ---------------------   ---------------------
Net Assets                                   US$ 50,270,534          US$ 54,152,495

Shares Outstanding                                5,858,327               5,858,327

Net Asset Value                                    US$ 8.58                US$ 9.24

MARKET DATA
Market Price on New York Stock Exchange            US$ 7.20                US$ 7.43

Discount to Net Asset Value                            16.1%                  19.6%

TOTAL RETURN
Net Asset Value                                        -7.1%(1)              -25.0%(2)

Market Price                                           -3.1%(1)              -11.9%(2)

Bombay Stock Exchange ("BSE")                           1.6%(1)              -26.2%(2)
 National 100 Index

         NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX(3)

GRAPHIC OMITTED]

                    Bombay National
                      100 Index         NAV          Share Price
                        100             100             100
Mar 3 1994              95.56           101.66          94.2
                        94.55           99.42           88.33
May 1994                95.81           104.33          105.87
                        101.24          108.23          91.67
                        103.5           110.47          96.67
Aug 1994                111.48          123.68          104.2
                        105.71          115.31          99.2
                        104.8           114.58          103.33
Nov 1994                101.49          111.26          91.67
                        96.61           104.32          83.72
                        90.08           93.35           81.15
Feb 1995                85.85           89.26           76.08
                        83.11           88.16           74.39
                        78.97           84.43           80.34
May 1995                80.87           86.7            83.72
                        79.24           82.75           78.65
                        82.77           84.95           79.46
Aug 1995                78.33           80.57           71.97
                        76.03           75.01           67.7
                        73.93           69.6            60.12
Nov 1995                63.95           56.64           60.93
                        66.17           60.3            61.81
                        59.95           56.06           60.93
Feb 1996                73.63           67.4            66.89
                        73.9            67.62           69.39
                        81.16           74.5            74.47
May 1996                78.72           70.55           62.62
                        80.5            71.42           62.62
                        73.74           61.76           54.16
Aug 1996                72.39           61.55           54.16
                        66.14           55.47           49.96
                        64.37           53.35           47.39
Nov 1996                58.47           50.13           43.19
                        61.89           53.06           48.27
                        67.17           56.35           52.47
Feb 1997                71.82           61.4            56.73
                        66.35           58.54           50.78
                        74.87           67.47           60.09
May 1997                73.29           66.89           59.24
                        83.01           75.52           70.68
                        85.37           76.47           77.04
Aug 1997                75.87           67.62           56.73
                        76.08           69.23           60.93
                        75.78           66.52           54.16
Nov 1997                65.04           59.2            44.89
                        65.81           60.3            47.8
                        58.71           54.3            44.89
Feb 1998                64.84           59.2            48.68
                        69.91           60.89           49.08
                        72.11           63.74           48.68
May 1998                64.16           56.5            42.74
                        54.78           49.4            33.85
                        54.16           51.37           37.24
Aug 1998                50.13           49.91           32.16
                        52.91           52.4            35.12
                        48.4            49.54           37.66
Nov 1998                47.9            47.79           34.27
                        52.01           52.1            34.27
                        55.92           58.4            38.59
Feb 1999                57.43           60.74           39.77
                        63.3            70.03           47.39
                        55.11           59.72           42.31
May 1999                65.05           68.64           43.58
                        67.16           70.55           47.39
                        74.65           78.16           51.62
Aug 1999                82.05           87.52           58.39
                        82.57           90.52           59.66
                        77.64           87.89           60.51
Nov 1999                84.4            104.14          63.89
                        98.08           127.33          80.4
                        107.18          137.8           93.09
Feb 2000                122.81          171.02          112.55
                        108.24          154.34          92.67
                        89.26           123.31          77.86
May 2000                78.7            110.21          63.89
                        87.27           122.65          76.16
                        77.79           106.92          67.28
Aug 2000                81.94           112.26          80.4
                        73.33           101.87          74.47
                        66.57           97.55           61.35
Nov 2000                71.54           101.43          66.01
                        70.8            98.37           69.9
                        77.44           106.36          77.04
Feb 2001                74.75           100.35          73.28
                        59.01           81.42           60.22
                        58.41           79.19           59.44
May 2001                61              81.75           61.4
                        56.35           77.71           59.83
                        53.99           76.23           58.97
Aug 2001                52.95           74.09           58.97
                        44.61           62.65           46.77
                        47.08           67.01           50.45
Nov 2001                52.83           76.09           58.13
                        52.52           76.34           57.43
                        53.38           77              61.1
Feb 2002                56.99           80.37           65.33
                        57.22           78.48           64.15
                        55.56           75.76           60.32
May 2002                53.14           70.74           56.88
                        54.93           73.21           55.70
                        50.36           67.44           52.42
Aug 2002                53.03           71.07           54.14
                        49.58           67.03           49.68
                        49.08           65.63           49.99
Nov 2002                53.66           70.66           56.33

--- NAV - - - Share Price ------- Bombay National 100 Index

(1)   For the year ended November 30, 2002.

(2)   For the year ended November 30, 2001.

(3) Based on initial net asset value and market price of $13.85 and $15.00, respectively.


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JARDINE FLEMING
INDIA FUND, INC.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

Dear Fellow Shareholders

2002 will be remembered by investors as one of the most trying periods in which to have owned equities. And yet, in a year marked by so much exogenous volatility, and no shortage of home grown crises, India managed to eke out a gain during the year ended November 2002. Over the period of our Fund's financial year, the BSE 100 Index, the Fund's benchmark, rose 1.6% in US dollar terms.

Disappointingly, the NAV of the Fund declined by 7.1%. After five consecutive years of outperformance relative to the benchmark this result is considered both unwelcomed and unsatisfactory. The bulk of the underperformance occurred early in the year, noticeably in February and March, when the Government of India-owned Public Sector Undertaking ("PSU's") stocks rallied strongly on the successful privatization of two entities in the telecom and petroleum sectors. At the time of these privatizations, the Fund was underweight in PSU stocks, a stance long held and which had enhanced performance in previous years. Poor performance having been explained, but not excused, let us review the past fiscal year.

The year started in the aftermath of 9/11 with markets heading upwards, propelled by abundant injections of liquidity from central banks and the resilience of the US consumer. India participated in the rally, with technology shares at the forefront. In late February 2002, the Indian government surprised almost everyone by reviving the dormant privatization process, which triggered an instant and massive rerating of the PSU sector.

February-March proved to be the market's high-water mark for the year under review. The budget passed at the end of February without commotion with investors being more focused on the releases of contradictory economic data. On the one hand, the economy seemed to be slowing, primarily due to a declining rate of industrial production and a lack of investment. On the other hand, low interest rates and rising wages were combining to put ample liquidity into the consumer's pocket.

Sales of mobile phones, motorcycles, cars and cement all grew strongly. But the party died on evidence that the summer monsoon would be inadequate raising concerns of lower rural consumption.

Autumn ended on a weak note. Economists revised down their GDP growth expectations from 6%+ to approximately 5%. Venal politicians more concerned with their re-election prospects than India's economic well-being halted privatization dead in its tracks. The beleaguered Unit Trust of India continued to unload as much equity as the market could digest. And, of course, global equity markets were falling fast as fears of war in Iraq, declining US consumption, deflation, and policy paralysis in Europe spooked investors. Despite all this, it is worth pointing out that India's foreign exchange reserves now stand at double the level of 1999, which in turn has led to a strengthening of the Indian Rupee vs. the US$ in 2002.

Our Fund's financial year has ended on a strong note with a variety of factors buoying sentiment. Firstly, the privatization program underwent an about turn, as the Government issued a statement pledging unanimous support for the divestments of BPCL and HPCL, two large oil refineries. It is gratifying that our Fund was well positioned ahead of this development, but shareholders need to understand that the privatization programme is far from a clear cut process. Elsewhere, the pharmaceutical sector scored two big victories, with Ranbaxy winning FDA approval for an Accutane generic drug and Dr. Reddy's winning a court case against Pfizer relating to a Norvasc generic. On the political front, the BJP party


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JARDINE FLEMING
INDIA FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

won a decisive victory in the Gujarat state election, which the market perceived as a good omen for both privatization and the elections in 2003. Finally, there is a belief that China and India will thrive in a global deflationary environment given their low cost manufacturing and service capabilities.

The Indian subcontinent has proved a difficult location in which to make consistently good money for shareholders since it was opened to foreign investment in the early 1990s, with the case becoming even stronger in the past few years: so much that 2002 has witnessed several international money management firms either departing from, or massively reducing their investment capability on the ground in Bombay. On a contra-cyclical basis perhaps this should be viewed in a favorable light.

To add to India's recent pains, in September, S&P downgraded its domestic debt to junk status, warning that the fiscal deficit is approaching meltdown levels, whilst elsewhere the Mauritius tax issue lingers and market trading volumes have declined as investors' attention switches to bonds. That said, the fundamental situation for both India, and other emerging markets, looks considerably brighter than it has for many years and is, we believe, under such circumstances, a more favorable time to buy rather than sell in the market.

Entering 2003 your Fund is fully invested: overweight sectors such as financials, pharmaceuticals and the global cyclicals whilst underweight the technology sector, given that one large stock is deemed overvalued relative to its growth prospects. The Fund is also underweight those sectors where pricing pressures are expected to depress margins, such as in telecoms and motorcycles. We believe that the improved fundamentals at the corporate and stock level are now strong enough to withstand the usual array of extraordinary events that frequently occur in India.

Whilst the Indian economy has witnessed the ups and downs of a pronounced trade cycle through the 1990s, your directors believe that a new cycle is beginning in which the economy, and with it the stock market, will see a better performance than of late.

Our optimism is based on several key economic factors. Inflation displays a long-term cyclical decline and should now track close to international levels. From an annualized level of 10%+ in the early 1990s, it has fallen to a current average of 5%, with much of the recent inflation being due to the rise in the price of imported oil; inflation in domestic prices is 3-4%, not much higher than rates internationally and low in historical domestic Indian terms.

India's balance of payments has strengthened noticeably in the period 1996 to present: from some Rs 200 billion a year in the early 1990's, capital inflows have risen to about Rs400 billion a year. With a current account deficit of Rs200 billion, the capital inflow has led to an increase in exchange reserves in the late 1990s. Since 2000, there has been a noticeable improvement in the current account. This improvement is comprehensive: the trade deficit has narrowed: the deficit on services has reduced as a result of rapidly rising information technology exports, whilst the earnings of some 200,000 Indian IT programmers in the US are being remitted to India. As a result, reserve accumulation has accelerated, and reserves have risen to an almost embarrassing level of US$70 billion. Hence the policy of depreciating the currency in line with inflation has been retired. The Rupee-Dollar exchange rate has changed little since April and is likely to be far more stable in the future; the difference between returns in terms of Rupees and Dollars likely will disappear.

With the fall in inflation and in currency depreciation, domestic interest rates no longer have to stand at a premium over international rates. Hence interest rates have come down due to such restructuring.


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JARDINE FLEMING
INDIA FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

The capacity built up in the great boom of the early 1990s has been largely absorbed, thereby setting the stage for a revival of corporate investment. Likewise, the structure of the corporate sector is changing as is the focus of Indian companies. The information technology industry has assumed the mantle of growth at the cost of India's ageing smokestack sector. Exporters now lead the market. Across industries, companies have cut flab, whilst mergers and closures have concentrated production in the stronger companies. Greater competition has worked against companies controlled by rapacious families; as a result, corporate governance has improved.

The combined result of the above is that the macroeconomic environment has become more stable and less hazardous. Indian companies have greater internal strength and have become less vulnerable to both political and external forces, whilst the market has winnowed out weaker companies and left the survivors more transparent. These factors combined promise better equity performance.

Stock valuations in the Indian market are at the low end of historic broadband ranges: traditionally the Indian market has traded in a price earnings band of 22, 10 times prospective earnings: the current multiple is at the bottom end of this band whilst brokers forecast corporate profits to expand at some 15-20% over the ensuing period. On a price/book basis, values of less than 2x are supported by a return on equity of 18% -- Indian stocks are attractively priced.

Corporate balance sheets as measured by debt levels are, at some 60%, the lowest for years and compare with some 110% at the time of the launch of our Fund. Industrial production is growing at better than 6% annually; corporate India can now issue 5 year bonds at 6.75%, less than half the rate when this Fund was launched; cash flows are strong enough to allow corporate India to consider buying manufacturing assets overseas - a dream not possible even a few years past: at the corporate level, India looks solid.

Whilst the fundamental position has improved so rapidly one must not ignore the global-macro issues and domestic concerns confronting India. These must include war concerns -- both locally and in the Middle East, and political concerns -- in that some nine state polls will take place in 2003 and a federal election is scheduled for 2004.

All in all the macro and corporate environments look considerably healthier than they have for many years; after the ravages of both emerging and developed stock markets over the past we look to a more stable and constructive environment developing in India during the period ahead.

I have written to you on so many occasions in the past of the problems facing both India and your Fund. As I have previously shared with you, it is the intent of your board to work on behalf of all shareholders, from the largest to the smallest, to direct the Fund in a manner that will best suit the majority.


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JARDINE FLEMING
INDIA FUND, INC.


INVESTMENT REVIEW (CONCLUDED)
--------------------------------------------------------------------------------

In 2002, I had the opportunity to develop an innovative scheme that, your Board believed, would have provided a most exciting structure for the future. The exercise was developed under the acronym of "ELP" -- since the proposal specifically addressed the issues and concerns of all shareholders, namely of reducing total Expenses, improving market Liquidity and enhancing investment Performance. Sadly, due to circumstances beyond our control, the proposal had to be abandoned at the 11th hour. We are continuing to evaluate the various opportunities for your Fund and I will be reverting to you in the very short term.

May we thank you for the support provided to your Fund.

Yours very sincerely,




/s/ Julian Reid
----------------------
Julian Reid
Chairman
Mauritius
January 27, 2003




















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JARDINE FLEMING
INDIA FUND, INC.


MAJOR HOLDINGS
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2002
                                                                                          % of
Company                                                                                Net Assets
-------------------------------------------------------------------------------------------------
RELIANCE INDUSTRIES LTD. ("RI")                                                            10.8
RI is India's leading industrial entity, dominating polyester and ethylene production with its fully integrated complexes. RI also owns a majority stake in
India's biggest refinery.

ITC LTD. ("ITC")                                                                            6.9

A subsidiary of B.A.T., ITC is India's largest manufacturer and distributor of cigarettes. After years of low return diversification, management is focusing on its core business, thereby increasing ITC's already strong cash flows.

STATE BANK OF INDIA LTD. ("SBI")                                                            5.6

SBI provides a wide range of banking and financial services to corporate, institutional, commercial, agricultural, industrial and individual customers throughout India. The bank also provides international banking to its Indian customers and has operations in 34 countries.

INFOSYS TECHNOLOGIES LTD. ("INFOSYS")                                                       5.4

Infosys is considered to be India's premier integrated IT solutions provider.
Management is renowned for its emphasis on customer relations, transparency, and generating shareholder returns. Future growth rates of 30% are expected due to global demand for cost effective software solutions.

TELCO LTD. ("TELCO")                                                                        5.3

TELCO manufactures cars and commercial automotive vehicles in India. The company designs, manufactures and sells heavy commercial, medium commercial and small commercial vehicles including trucks, tankers, vans, buses, ambulances and minibuses. TELCO also manufactures small cars and sports utility vehicles.

HINDUSTAN LEVER LTD. ("HL")                                                                 5.0

Majority owned by Unilever, HL is the largest listed company in India by market capitalization and possesses an unparalleled distribution system. HL's return on equity is above 50%, evidence of the company's outstanding management. With
India's consumption on a long-term upward trend, HL should achieve above average growth for years to come.

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JARDINE FLEMING
INDIA FUND, INC.

Major Holdings (concluded)
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2002
                                                                                      % of
Company                                                                            Net Assets
---------------------------------------------------------------------------------------------
RANBAXY LABORATORIES LTD. ("RLL")                                                      4.0
RLL manufactures and distributes a wide range of pharmaceutical products. RLL makes multisource antibiotics, analgesics, anti-inflammatory drugs and anti-
ulcerant/gastrointestinal drugs such as "Roscillin" (Ampicillin), "Cifran"
(Ciprofloxacin) and "Sporidex" (Cephalexin).

HDFC BANK LTD. ("HDFC")                                                                3.8

HDFC provides corporate banking and custodial services and is active in the treasury and capital markets. HDFC also markets project advisory services and capital products.

ZEE TELEFILMS LTD. ("ZTL")                                                             3.5

ZTL produces and develops Hindi films, serials, game shows and children's programs. The company also purchases rights to Hindi films, serials and other programs from their producers on a contract basis.

BHARAT HEAVY ELECTRICALS LTD. ("BHEL")                                                 3.4

BHEL manufactures power plant equipment. The company's products include gas turbines, generators, thermal sets, diesel shunters, turbo sets, hydro sets, power transformers, switch gears, circuit breakers and boilers. BHEL also manufactures compressors, valves, rectifiers, pumps, capacitors, oil rigs, drive turbines, as well as castings and forgings.



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JARDINE FLEMING
INDIA FUND, INC.


INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                   % of
                                                        Value      Net
Description                                Shares       US $      Assets
--------------------------------------------------------------------------------
INDIAN EQUITY INVESTMENTS (100.5%)
--------------------------------------------------------------------------------
AUTOMOBILES & ANCILLARIES (8.3%)
 Bajaj Auto Ltd.                           59,000      585,176      1.2
 Dilip Chhabria Design Private Ltd.* (a)   60,000      596,150      1.2
 Hero Honda Motors Ltd.                    54,000      321,529      0.6
 TELCO Ltd. *                             757,000    2,653,651      5.3
--------------------------------------------------------------------------------
                                                     4,156,506      8.3
--------------------------------------------------------------------------------
BANKING & FINANCE (12.7%)
 E-Serve International Ltd.                42,000      430,563      0.9
 HDFC Bank Ltd.                           328,529    1,326,424      2.6
 HDFC Bank Ltd. ADR                        51,000      624,750      1.2
 Housing Development Finance Corp. Ltd.    44,000      624,342      1.2
 Kotak Mahindra Finance Ltd.              180,064      579,589      1.2
 State Bank of India Ltd.                 518,367    2,818,774      5.6
--------------------------------------------------------------------------------
                                                     6,404,442     12.7
--------------------------------------------------------------------------------
CHEMICALS & DERIVATIVES (11.5%)
 Indo Gulf Corp. Ltd.                     351,000      342,572      0.7
 Reliance Industries Ltd.                 914,909    5,453,280     10.8
--------------------------------------------------------------------------------
                                                     5,795,852     11.5
--------------------------------------------------------------------------------
CONSTRUCTION & MATERIALS (4.1%)
 Associated Cement Companies Ltd.         111,677      378,074      0.8
 Gujarat Ambuja Cements Ltd.              299,000    1,019,979      2.0
 Gujarat Ambuja Cements Ltd. GDR          177,223      638,003      1.3
--------------------------------------------------------------------------------
                                                     2,036,056      4.1
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (11.9%)
 Hindustan Lever Ltd.                     709,000    2,526,481      5.0
 ITC Ltd.                                 265,000    3,487,620      6.9
--------------------------------------------------------------------------------
                                                     6,014,101     11.9
--------------------------------------------------------------------------------
DIVERSIFIED/MISCELLANEOUS (9.3%)
 Essel Propack Ltd.                        97,000      371,455      0.8
 Grasim Industries Ltd.                   175,000    1,038,553      2.1
 Indian Rayon & Industries Ltd.           287,847      564,850      1.1
 New Delhi TV Ltd. (a)                    324,335      906,338      1.8
 Zee Telefilms Ltd.                       875,000    1,772,277      3.5
--------------------------------------------------------------------------------
                                                     4,653,473      9.3
--------------------------------------------------------------------------------

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JARDINE FLEMING
INDIA FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                      % of
                                                          Value       Net
Description                                  Shares       US $       Assets
--------------------------------------------------------------------------------
ENGINEERING (4.0%)
 Asea Brown Boveri Ltd.                      57,000       282,935       0.6
 Bharat Heavy Electricals Ltd.              502,000     1,712,992       3.4
--------------------------------------------------------------------------------
                                                        1,995,927       4.0
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (13.6%)
 D-link India Ltd.                          214,080       274,745       0.5
 Digital Globalsoft Ltd.                    135,000     1,668,707       3.3
 GTL Ltd.                                   147,000       275,378       0.6
 Infosys Technologies Ltd.                   28,500     2,688,591       5.4
 Mphasis BFL Ltd.                            77,614     1,002,426       2.0
 Satyam Computer Services Ltd.              159,000       905,915       1.8
--------------------------------------------------------------------------------
                                                        6,815,762      13.6
--------------------------------------------------------------------------------
METALS (5.5%)
 Hindalco Industries Ltd.                   150,183     1,679,649       3.3
 Tata Iron & Steel Co. Ltd.                 389,000     1,123,679       2.2
--------------------------------------------------------------------------------
                                                        2,803,328       5.5
--------------------------------------------------------------------------------
PETROLEUM & ENERGY (4.2%)
 Bharat Petroleum Corp. Ltd.                230,870       910,146       1.8
 Hindustan Petroleum Corp. Ltd.             267,550     1,218,402       2.4
--------------------------------------------------------------------------------
                                                        2,128,548       4.2
--------------------------------------------------------------------------------
PHARMACEUTICALS (10.3%)
 CIPLA Ltd.                                  51,000       968,377       1.9
 Dr. Reddy's Laboratories Ltd.               19,000       299,709       0.6
 Ranbaxy Laboratories Ltd.                  182,400     2,027,316       4.0
 Sun Pharmaceuticals Industries Ltd.         99,000     1,155,785       2.3
 Sun Pharmaceuticals Industries Ltd. *(a)   396,000         8,197       0.0
 Wockhardt Ltd.                              79,632       730,221       1.5
--------------------------------------------------------------------------------
                                                        5,189,605      10.3
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.1%)
 Himachal Futuristic Communications Ltd. *  338,000       291,403       0.6
 Mahanagar Telephone Nigam Ltd.             611,000     1,306,485       2.6
 Shyam Telecom Ltd. *                       402,105       499,822       1.0
 Sterlite Optical Technologies Ltd. *       210,000       292,765       0.6
 TATA Telecom Ltd.                           48,000       129,712       0.3
--------------------------------------------------------------------------------
                                                        2,520,187       5.1
--------------------------------------------------------------------------------
TOTAL INDIAN EQUITY INVESTMENTS (100.5%)
  (cost $56,337,307)                                   50,513,787     100.5
================================================================================


                                   --- 11 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


INVESTMENT PORTFOLIO (CONCLUDED)
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2002
                                                           Principal                   % of
                                                             Amount       Value        Net
Description                                                  (000)         US $       Assets
---------------------------------------------------------------------------------------------
INDIAN NON-CONVERTIBLE BONDS (0.5%)
---------------------------------------------------------------------------------------------
DIVERSIFIED/MISCELLANEOUS (0.5%)
 Sterlite Industries (India) Ltd. (10.000%, 08/06/08) (a)
   (cost $311,546)                                        15,130          254,148        0.5
=============================================================================================
TOTAL INVESTMENTS (101.0%)
 (COST $56,648,853)                                                    50,767,935      101.0
---------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)                            (497,401)    ( 1.0)
---------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                    50,270,534      100.0
=============================================================================================

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

* Non-income producing security.

(a) Fair valued securities, aggregating $1,764,833 or 3.50% of net assets.






                See accompanying notes to financial statements

                                  ---  12 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------
                                                                                                    US $
-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments at value (cost $56,648,853)                                                       50,767,935
Cash (including Indian Rupees with a cost of $103,047 and value of $102,788)                     242,595
Dividends and interest receivable                                                                 20,562
Prepaid expenses and other assets                                                                 69,370
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                  51,100,462
-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Loan Payable (including accrued interest of $344)                                                470,344
Payable to Investment Adviser                                                                     44,971
Payable to Administrators                                                                         16,717
Accrued expenses                                                                                 297,896
-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                829,928
===========================================================================================================
NET ASSETS                                                                                    50,270,534
===========================================================================================================
Net assets consist of :
Common stock, $0.001 par value 5,858,327 shares issued and outstanding
 (100,000,000 shares authorized)                                                                   5,858
Additional paid-in capital                                                                    73,587,495
Accumulated net investment loss                                                                   (5,804)
Accumulated net realized loss on investments                                                 (17,414,286)
Net unrealized depreciation of investments and other assets and liabilities denominated in
 foreign currency                                                                             (5,902,729)
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    50,270,534
===========================================================================================================
NET ASSET VALUE PER SHARE ($50,270,534  (divided by)  5,858,327)                                    8.58
===========================================================================================================

                 See accompanying notes to financial statements

                                   --- 13 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                                                       US $
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $139,862)             838,012
Interest (net of foreign withholding taxes of $1,799)                 10,807
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              848,819
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                             604,058
Administration fees and expenses                                     254,144
Directors' fees and expenses                                         171,576
Custodian and accounting fees                                        143,949
Legal fees                                                           136,672
Audit and tax services fees                                          108,717
Reports to shareholders                                               56,440
Insurance expense                                                     24,728
New York Stock Exchange listing fee                                   23,750
Interest expense                                                      21,595
Transfer agent fees                                                   18,928
Miscellaneous expenses                                                45,319
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                     1,609,876
================================================================================
NET INVESTMENT LOSS                                                 (761,057)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------
NET REALIZED LOSSES ON:
 Investments                                                      (3,832,246)
 Foreign currency transactions                                       (44,036)
NET CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION OF:
 Investments                                                         782,869
 Other assets and liabilities denominated in foreign currency        (27,491)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                (3,120,904)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              (3,881,961)
================================================================================

                See accompanying notes to financial statements

                                   --- 14 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE             FOR THE
                                                                                      YEAR ENDED         YEAR ENDED
                                                                                  NOVEMBER 30, 2002   NOVEMBER 30, 2001
                                                                                         US $               US $
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                                                    (761,057)         (1,104,280)
 Net realized losses on investments and foreign currency
   transactions                                                                       (3,876,282)        (13,132,445)
 Net change in unrealized appreciation/depreciation of
   investments and other assets and liabilities
   denominated in foreign currency                                                       755,378          (6,633,970)
----------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations                                 (3,881,961)        (20,870,695)
======================================================================================================================
DISTRIBUTION TO SHAREHOLDERS
 From net realized gain on investments                                                        --          (9,633,204)
======================================================================================================================
CAPITAL STOCK TRANSACTIONS
 Cost of shares repurchased pursuant to Tender Offer
   Programs (see Note 9)                                                                      --          (5,700,137)
 Cost of shares repurchased pursuant to Share
   Repurchase Programs (see Note 9)                                                           --            (403,200)
----------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets from capital stock transactions                                   --          (6,103,337)
======================================================================================================================
Net decrease in net assets                                                            (3,881,961)        (36,607,236)
NET ASSETS:
 Beginning of year                                                                    54,152,495          90,759,731
----------------------------------------------------------------------------------------------------------------------
 End of year                                                                          50,270,534          54,152,495
======================================================================================================================

                 See accompanying notes to financial statements

                                   --- 15 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each year is presented below.

                                                                                 FOR THE YEARS ENDED NOVEMBER 30,
                                                                                 --------------------------------
                                                                                     2002             2001
                                                                                     US $             US $
                                                                                 ------------ -------------------
Net asset value, beginning of year                                                    9.24             13.86
=================================================================================================================
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS
 Net investment loss                                                                 (0.13)           ( 0.17)*
 Net realized and unrealized gain (loss) on
  investments and other assets and liabilities
  denominated in foreign currency                                                    (0.53)           ( 3.02)*
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                     (0.66)           ( 3.19)
=================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gain on investments                                                  --            ( 1.48)
=================================================================================================================
CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
  Shares repurchased pursuant to the Tender
   Offer Programs                                                                       --              0.02
  Shares repurchased pursuant to the Share
   Repurchase Programs                                                                  --              0.03
-----------------------------------------------------------------------------------------------------------------
 Total from capital share transactions                                                  --              0.05
=================================================================================================================
 NET ASSET VALUE, END OF YEAR                                                         8.58              9.24
=================================================================================================================
 MARKET PRICE, END OF YEAR                                                            7.20              7.43
=================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (A)
 Net asset value                                                                     (7.14)%          (24.98)%
 Market price                                                                        (3.10)%          (11.93)%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's omitted)                                           $50,271       $    54,152
 Ratio of expenses to average net assets                                              3.06%             3.08%
 Ratio of expenses to average net assets,
  excluding interest expense                                                          3.02%             2.88% (b)
 Ratio of net investment loss
  to average net assets                                                              (1.45)%          ( 1.69)%
 Portfolio turnover rate                                                                57%              105%


                                                                                      FOR THE YEARS ENDED NOVEMBER 30,
                                                                                 -------------------------------------------
                                                                                       2000           1999          1998
                                                                                       US $           US $          US $
                                                                                 ---------------- ------------ -------------
Net asset value, beginning of year                                                      14.23           6.53          8.09
============================================================================================================================
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS
 Net investment loss                                                                    (0.25)*       ( 0.11)       ( 0.10)
 Net realized and unrealized gain (loss) on
  investments and other assets and liabilities
  denominated in foreign currency                                                       (1.39)*         7.81        ( 1.46)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        (1.64)          7.70        ( 1.56)
============================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gain on investments                                                     --             --            --
============================================================================================================================
CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
  Shares repurchased pursuant to the Tender
   Offer Programs                                                                        0.30             --            --
  Shares repurchased pursuant to the Share
   Repurchase Programs                                                                   0.97             --            --
---------------------------------------------------------------------------------------------------------------------------
 Total from capital share transactions                                                   1.27             --            --
============================================================================================================================
 NET ASSET VALUE, END OF YEAR                                                           13.86          14.23          6.53
============================================================================================================================
 MARKET PRICE, END OF YEAR                                                               9.750          9.438         5.063
============================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (A)
 Net asset value                                                                        (2.60)%       117.92%       (19.28)%
 Market price                                                                            3.31%         86.41%       (23.58)%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's omitted)                                            $  90,760       $160,859     $  73,827
 Ratio of expenses to average net assets                                                 2.43%          2.50%         2.81%
 Ratio of expenses to average net assets,
  excluding interest expense                                                             1.89%(b)       2.14%         2.77%
 Ratio of net investment loss
  to average net assets                                                                 (1.45)%       ( 1.18)%      ( 1.32)%
 Portfolio turnover rate                                                                   65%            56%           73%

-----------
 * Based on average daily shares outstanding during the years ended November 30, 2001, and 2000, respectively.

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in years where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b) Ratio of expenses to average net assets, excluding interest expense and professional services fees relating to the tender offers, were 2.73% and 1.81% for the years ended November 30, 2001 and 2000, respectively. The presentation of these ratios also excluding professional services fees relating to the tender offers, is different from and in addition to the presentation required by the Investment Company Act of 1940 as included in the chart above.


                 See accompanying notes to financial statements

                                   --- 16 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002

1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") (NYSE: JFI) was incorporated in the State of Maryland on January 5, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 with the objective of seeking capital appreciation by investing primarily in equity securities of Indian companies.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund.

    I) SECURITY VALUATION

       All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    II) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

       Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

    III) FOREIGN CURRENCY TRANSLATION

       The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

        o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;


        o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

       The resulting net foreign currency gain or loss is included in the Statement of Operations.



                                   --- 17 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

       Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the year end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

    IV) DIVIDENDS AND DISTRIBUTIONS

       Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income or net realized capital gain for tax purposes, they are reported as a return of capital.

3.  INVESTMENT ADVISER AND ADMINISTRATORS

    I) JF International Management Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement and the amending addenda. Under this amended agreement, the Fund pays the Investment Adviser a monthly fee at the annual rate of 1.15% of the Fund's average weekly net assets.

    II) UBS Global Asset Management (US) Inc. ("UBS Global AM") (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.18% of the Fund's average weekly net assets up to $250 million and 0.15% of such net assets in excess of $250 million, subject to a minimum annual fee of $250,000. Effective August 1, 2002, the minimum annual fee was reduced to $175,000.

        Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $2,000, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

                                   --- 18 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4.  PORTFOLIO TRANSACTIONS

    For the year ended November 30, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $30,543,772 and $29,561,364, respectively.

5.  U.S. FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

    For federal income tax purposes, the aggregate cost of investments at November 30, 2002 was $57,374,473 and the components of net unrealized depreciation of investments were as follows:

   Gross appreciation (investments having an excess of value over cost)      $  2,677,827
   Gross depreciation (investments having an excess of cost over value)        (9,284,365)
-----------------------------------------------------------------------------------------
   Net unrealized depreciation of investments                                $ (6,606,538)
=========================================================================================

    The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                       2002            2001
    -------------------------------------------------------
       Distributions paid from:
       Net long-term capital gains      $  0     $9,633,204
    -------------------------------------------------------
       Total distributions paid         $  0     $9,633,204
    =======================================================

    At November 30, 2002, the components of accumulated deficit on a tax basis were as follows:

       Accumulated capital and other losses       $ (16,694,471)
       Unrealized depreciation                       (6,628,348)
    -----------------------------------------------------------
       Total accumulated deficit                  $ (23,322,819)
    ===========================================================

    The differences between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

    At November 30, 2002, the Fund had a net capital loss carryforward of $16,694,471. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized gains, and will expire as follows: $12,464,536 by November 30, 2009 and $4,229,935 by November 30, 2010. To the extent such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

    To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2002 attributable to a net operating loss for the year and realized foreign currency losses, accumulated net investment loss was decreased by $770,895, accumulated net realized loss was decreased by $44,036 and additional paid-in-capital was decreased by $814,931.


                                   --- 19 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6.  FOREIGN INCOME TAXES

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the "Tax Treaty"). To obtain benefits under the Tax Treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the Tax Treaty. A fund which is a tax resident of Mauritius under the Tax Treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities, but is subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and after March 31, 2002. During the period June 1, 1997 through March 31, 2002, dividend income from domestic companies was exempt from Indian income tax. The Fund is currently subject to and accrues 21% (20% prior to April 1, 2002) Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on its taxable income for Mauritius tax purposes at rates which, when offset by certain credits available, will result in a net payment in Mauritius with respect to such taxable income at an effective rate of approximately 1%. For the year ended November 30, 2002, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund.

    The Indian tax authorities in March 2000 issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997, denying the benefits of the Tax Treaty. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20% instead of the 15% rate claimed by the Fund under the Tax Treaty. Similar assessment orders were issued to several other mutual fund companies relying on the Tax Treaty. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") clarifying their position on the Indian taxation under the Tax Treaty that wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Tax Treaty. The Fund, relying on Circular 789 filed a revision petition with the Commissioner of Income Tax ("CIT") in India to revise the March 2000 Assessment Order in light of Circular 789. On May 31, 2002, the CIT passed its order on the revision petition filed by the Fund for the year ended March 31, 1997, and has granted the Fund benefits of the Tax Treaty based on Circular 789 and on the basis that the Fund is a tax resident of Mauritius.

    Previously, however, an Indian public interest group had initiated litigation in the Indian courts challenging the Circular 789. In connection with this litigation, the Delhi High Court, in May 2002, passed an order invalidating the Circular 789. On November 18, 2002, the Supreme Court of India (the highest court in India), granted an interim stay on the May 2002 Delhi High Court order upon hearing the appeal filed by the Indian government and CBDT against the Delhi High Court order which implies that Circular 789 continues to be in effect pending the final ruling of the Supreme Court. Should the Supreme Court grant a favorable final ruling, the Indian tax authorities would be bound to follow the instructions of Circular 789, thereby granting the Fund benefits of the Tax Treaty on the basis that the Fund has a valid tax residency certificate issued by the Mauritius authorities. Should the Supreme Court uphold the Delhi High Court ruling in its final ruling, the history of past assessments by the Indian tax authorities (prior to issuance of Circular 789) and the arguments made in the recent Delhi High Court ruling suggest that the Indian tax authorities may adopt an aggressive position and investigate the taxability of Mauritius based funds, i.e., the Indian tax authorities may look beyond the tax residency certificate issued by Mauritius tax authorities to Mauritius based funds. In addition, the Indian tax authorities may also seek


                                   --- 20 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    to reopen previously completed assessments of the Fund's Indian income tax returns and deny the benefits of the Tax Treaty to the Fund. The final ruling will be issued by the Supreme Court in India upon further hearings on the appeal filed by the Indian government and CBDT against the Delhi High Court order.

    To the extent that it is later determined that the Fund would be unable to obtain the benefits of the Tax Treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which are currently at the rates of 10.5% on long-term capital gains and 31.5% on short-term capital gains (10% and 30%, respectively, prior to April 1, 2002). Further, the Fund, if the Tax Treaty benefits are denied, would be subject to tax on dividend income earned by the Fund prior to June 1, 1997 and subsequent to March 31, 2002, at the higher rate, which is currently 21% (20% prior to April 1, 2002), instead of 15%.

    In addition, for the fiscal years for which the Indian tax returns have been filed to date with the Indian tax authorities claiming the benefits of the Tax Treaty, the Fund has not claimed the realized capital losses incurred by the Fund during such fiscal years, except for the Indian Tax return for the year ended March 31, 2002, and, therefore, the Fund may not, in a year in which it has net realized capital gains and the benefits of the Tax Treaty are denied by the Indian tax authorities, be able offset capital loss carryforward from previous years.

    The Fund continues to: (i) comply with the requirements of the Tax Treaty;
    (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius and therefore management believes that the Fund should be able to obtain the benefits of the Tax Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Fund. Although the Fund expects to obtain the benefits of the Tax Treaty, if the Tax Treaty benefits were to be denied to the Fund retrospectively, the Fund may be subject to additional cumulative Indian income taxes and interest and penalties. The amount of additional cumulative Indian income taxes, before interest and penalties which cannot currently be reasonably determined, could range from approximately $7,000,000 to $10,000,000 as of November 30, 2002. These amounts are estimates calculated utilizing various assumptions as to how the Indian tax authorities might interpret the calculation of Indian income taxes if the Tax Treaty benefits were denied. Actual amounts, if incurred, could differ significantly from the aforementioned estimate.

    The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

7.  TRANSACTIONS WITH AFFILIATES

    The Investment Adviser, out of its advisory fee, pays UBS Warburg LLC ("UBS"), an indirect wholly owned subsidiary of UBS AG, a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the year ended November 30, 2002, $52,527 was paid or accrued by the Investment Adviser to UBS for such services. During the year ended November 30, 2002, UBS received $33,290 in brokerage commissions on investment security transactions and the Administrator, a subsidiary of UBS, earned $224,932 in administration fees from the Fund.

    For the year ended November 30, 2002, the Fund paid a total of approximately $15,716 in brokerage commissions to J.P. Morgan India Private Limited (formerly Jardine Fleming India Securities Private Limited), an affiliate of the Investment Adviser.

    Certain officers of the Fund are employees of the Administrator.

                                   --- 21 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8.  REVOLVING CREDIT AGREEMENTS

    On February 2, 2000, the Fund entered into a multi-currency Revolving Credit Agreement (the "Danske Revolving Credit Agreement"), payable on demand, with Danske Bank A/S (formerly Den Danske Bank). At November 30, 2002, there was no loan outstanding under the Danske Revolving Credit Agreement. The Danske Revolving Credit Agreement was terminated on March 31, 2002 due to the closure of Danske Bank's business in Asia. The Fund did not borrow under the Danske Revolving Credit Agreement during the period December 1, 2001 through March 31, 2002.

    On September 20, 2001, the Fund entered into a multi-currency Revolving Credit Agreement payable on demand, with Standard Bank Asia Ltd. (the "SBAL Revolving Credit Agreement"). The maximum credit available under the SBAL Revolving Credit Agreement is the lower of $26,000,000, or 20% of the net asset value of the Fund. Interest payments on borrowings are to be agreed at the time of borrowing. For the year ended November 30, 2002, the weighted average interest rate paid by the Fund was 2.51% and the maximum and average amount of the loan outstanding during the borrowing period was $2,689,010 and $1,143,965, respectively. For the year ended November 30, 2002, $21,595 was paid or accrued by the Fund to Standard Bank Asia Ltd. for interest under the SBAL Revolving Credit Agreement. At November 30, 2002, $470,000 was outstanding pursuant to the SBAL Revolving Credit Agreement including accrued interest of $344.

9.  CAPITAL STOCK

    There are 100,000,000 shares of $0.001 par value capital stock authorized. On February 1, 2000, the Fund announced a share repurchase program to repurchase approximately 10% of the Fund's then outstanding shares, which was completed in March 2000. On August 11, 2000, the Fund announced a second repurchase program (collectively, the "Share Repurchase Programs"), authorizing the Fund to purchase up to an additional 10% of the Fund's outstanding shares as of that date. During the year ended November 30, 2002, the Fund did not repurchase any shares of common stock. During the year ended November 30, 2001, the Fund repurchased 40,000 shares of its common stock on the open market at an aggregate cost of $403,200 including brokerage commissions. These shares were repurchased at a weighted average market price per share of $10.03 (before commissions) and a weighted average discount from net asset value of 28.81%.

    At a board meeting in July 2001, the Board of Directors approved a tender offer for the Fund to purchase up to 10% of the outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the tender expiration date. The tender offer commenced on August 7, 2001 and expired on September 5, 2001. In connection with the tender offer, the Fund purchased 650,925 shares of common stock at a total cost of $5,700,137, including $153,280 of expenses incurred to perform the tender offer.

    The shares repurchased during the year ended November 30, 2001 pursuant to the Share Repurchase Programs and the Tender Offer Program have been retired by the Fund.

    On November 10, 2000, the Fund's Board of Directors announced a strategic action program (the "Program") to enhance shareholder value. Under the Program, beginning in 2001 and to the extent permitted under the U.S. law, the Fund will conduct an annual tender offer if the Fund's average discount to net asset value per share exceeds 20% during a 13-week measurement period to be set each year by the Board of Directors. The tender offers will be for at least 10% of the Fund's outstanding shares at a per share purchase price of 95% of the net asset value per share.

                                   --- 22 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

    On November 7, 2002, the Fund's Board of Directors announced its decision to discontinue the Fund's tender offer program, believing that the program is no longer in the best interests of the shareholders.

10. CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region. At November 30, 2002, the Fund had a concentration of its investments in the information technology industry. The values of such investments may be affected by economic and political developments in the information technology industry.


                                   --- 23 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Jardine Fleming India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming India Fund, Inc. (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York


January 15, 2003


                                   --- 24 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
BOARD OF DIRECTORS AND OFFICERS


The Fund is governed by a Board of Directors which oversees the Fund's operations and each of whom serves a 3-year term of office. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years and other directorships held by such Director.


                                                          TERM OF
                                       POSITION(S)       OFFICE AND
           NAME, ADDRESS                   HELD          LENGTH OF                  PRINCIPAL OCCUPATIONS DURING
              AND AGE                 WITH THE FUND     TIME SERVED                        PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
 Julian M.I. Reid                       Director        Since 1994     Chief Executive Officer of 3a Asset Management
 10 Frere Felix de Valois St.          & Chairman                      Limited; Chairman of the Board of the Fund.
 Port Louis, Mauritius
 Age: 58
-----------------------------------------------------------------------------------------------------------------------------
 Jean Jocelyn de Chasteauneuf           Director        Since 1994     Adviser to the Executive Committee of the
 10 Frere Felix de Valois Street                                       Mauritius Commercial Bank Limited; Director of
 Port Louis, Mauritius                                                 Union Commercial Bank of the Malagasy Republic;
 Age: 65                                                               Director of Fincorp Investment Limited and Finlease
                                                                       Co Ltd.
-----------------------------------------------------------------------------------------------------------------------------
 Ashok V. Desai                         Director        Since 1995     Consultant Editor of Business Standard; former
 5 Bahadurshah Zafar Marg                                              Secretary and Chief Consultant, Ministry of Finance,
 New Delhi, India 110 002                                              Government of India (1991-93).
 Age: 67
-----------------------------------------------------------------------------------------------------------------------------
 Timothy R.H. Kimber                    Director        Since 1995     Chairman of Dartmoor Investment Trust Plc., Exeter
 Newton Hall, Whittington                                              Selective Assets Investment Trust Plc., Martin Currie
 Nr Carnforth Lancashire                                               Pacific Trust Plc. and Taiwan Opportunities Fund
 LA6 2NZ, United Kingdom                                               Ltd.; Director of New Zealand Investment Trust Plc.,
 Age: 66                                                               Invesco Japan Discovery Trust Plc., Adam &
                                                                       Company Investment & Management Ltd., Border
                                                                       Asset Management Ltd., Noble Group Ltd., and the
                                                                       Cumberland Building Society.
-----------------------------------------------------------------------------------------------------------------------------
 E.L. Rene Noel                         Director        Since 1996     Director of Albatross Insurance Co. Ltd and Les
 10 Frere Felix de Valois Street                                       Moulins De La Concorde Ltee; International Sugar
 Port Louis, Mauritius                                                 Consultant; former Chairman and Managing
 Age: 78                                                               Director of Compagnie de Beau-Vallon Group of
                                                                       Companies.
-----------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
 A. Douglas Eu                          Director        Since 1998     President of the Fund; Director, Chief Operations
 21/F Chater House                    & President                      Officer and Secretary of the Investment Adviser;
 8 Connaught Road                                                      Chief Executive Officer of JF Funds; Director of
 Central, Hong Kong                                                    Ayudtuya JF Asset Management; former Director of
 Age: 41                                                               JF Philippine Fund Inc. and Jardine Fleming
                                                                       Investment Management Limited.
-----------------------------------------------------------------------------------------------------------------------------
                                                 OFFICER(S) WHO ARE NOT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
 Mr. Paul H. Schubert                 Treasurer &       Since 1999     Executive Director and Head of the Mutual Fund
 Age: 40                               Secretary                       Finance Department of UBS Global Asset
                                                                       Management (US) Inc.; Treasurer for other
                                                                       investment companies for which UBS Global Asset
                                                                       Management (US) Inc., Inc. serves as investment
                                                                       adviser/administrator.
-----------------------------------------------------------------------------------------------------------------------------
 Ms. Joanne M. Kilkeary                Assistant        Since 2000     Associate Director of UBS Global Asset Management
 Age: 34                               Treasurer                       (US) Inc.; Assistant Treasurer for other investment
                                                                       companies for which UBS Global Asset Management
                                                                       (US) Inc. serves as investment adviser/administrator.
-----------------------------------------------------------------------------------------------------------------------------

                                   --- 25 ---

[GRAPHIC OMITTED]
JARDINE FLEMING
INDIA FUND, INC.


DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:

1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.

   EquiServe Trust Company, N.A.
   PO Box 43011
   Providence, RI 02940-3011
   USA

                                   --- 26 ---

DIRECTORS AND OFFICERS
-------------------------------------------
Julian M.I. Reid -- Director & Chairman of the Board
Jean Jocelyn de Chasteauneuf -- Director
Ashok V. Desai -- Director
A. Douglas Eu -- Director & President of the Fund
Timothy R.H. Kimber -- Director
Ernest L. Rene Noel -- Director
Paul H. Schubert -- Treasurer & Secretary
Joanne M. Kilkeary - Assistant Treasurer

INVESTMENT ADVISER
-------------------------------------------
JF International Management Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

ADMINISTRATOR
-------------------------------------------
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
-------------------------------------------
Multiconsult Ltd.
10 Frere Felix de Valois Street
Port Louis
Mauritius

CUSTODIAN
-------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

Hong Kong:
Citibank Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong

India:
First Floor, Sakhar Bhawan
Nariman Point
230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT ACCOUNTANTS
-------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
USA

LEGAL COUNSEL
-------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
-------------------------------------------
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
USA

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


================================================================================

================================================================================



                                JARDINE FLEMING
                                INDIA FUND, INC.
-------------------------------------------------------------------------------
                                  Annual Report
                                November 30, 2002




                               [GRAPHIC OMITTED]